Exhibit 10.1

AMENDMENT NO. 4

Dated as of March 21, 2007

to

WAREHOUSE LOAN PURCHASE AGREEMENT

Dated as of March 23, 2005

This AMENDMENT NO. 4 (this “Amendment”) dated as of March 21, 2007 is entered into among MWL FUNDING, INC., a Delaware corporation (the “Seller”), CAFCO, LLC, a Delaware limited liability company, CHARTA, LLC, a Delaware limited liability company, and CRC FUNDING, LLC, a Delaware limited liability company, as “Conduit Purchasers”, CIESCO, LLC, a Delaware limited liability company, as a new “Conduit Purchaser”, CITIBANK, N.A., as a “Committed Purchaser”, CITICORP NORTH AMERICA, INC., a Delaware corporation (“CNAI”), as program agent (the “Program Agent”) for the Conduit Purchasers and the Committed Purchaser and as a Group Agent, and COLONIAL BANK, N.A., a national banking association (“Colonial Bank”), as “Originator”, as “Servicer” and as “Facility Custodian.”

WHEREAS, the Seller, the Conduit Purchasers, the Committed Purchasers, the Program Agent, the Servicer and the Facility Custodian have entered into a Warehouse Loan Purchase Agreement dated as of March 23, 2005 (as amended, the “Purchase Agreement”, the terms defined in the Purchase Agreement being used herein as defined in the Purchase Agreement unless otherwise defined herein); and

WHEREAS, the parties hereto have agreed to further amend the Purchase Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendments to the Purchase Agreement. Effective upon the “Effective Date” as defined in Section 2 below, the Purchase Agreement is hereby amended as follows:

(a) Section 1.01 of the Purchase Agreement is amended to delete the date “March 21, 2007” in the definition of “Commitment Termination Date” therein and to substitute therefor “March 20, 2008”.

(b) Annex I of the Purchase Agreement is amended to delete the definition of “Bailee Concentration Limit” therein in its entirety, and to substitute therefor the following:

“Bailee Concentration Limit” means, until notice to the contrary from the Program Agent, (i) with respect to each of the following Investors, the amount set forth opposite its name set forth below:

[SPECIFIC INVESTORS AND LIMITS INTENTIONALLY OMITTED]

and (ii) with respect to any other Investor, (1) [AMOUNT INTENTIONALLY OMITTED]if such Investor has a long-term senior unsecured debt rating of at least A by S&P or A2 by Moody’s, (2) [AMOUNT INTENTIONALLY OMITTED] if such Investor does not satisfy the ratings requirements in clause (1) but has a long-term senior unsecured debt rating of at least BBB- by S&P or Baa3 by Moody’s, and (3) [AMOUNT INTENTIONALLY OMITTED] if such Investor does not satisfy the ratings requirements in either clause (1) or clause (2); provided, that, until notice to the contrary from the Program Agent, special Bailee Concentration Limits may be approved by the Program Agent in writing, in its sole discretion, for other individual Investors from time to time at the request of the Seller, each of which special Bailee Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller.

(c) Annex I of the Purchase Agreement is amended to delete the definition of “COLB Concentration Limit” therein in its entirety, and to substitute therefor the following:

“COLB Concentration Limit” means, until notice to the contrary from the Program Agent, (i) with respect to each of the following CNB Customers, the amount set forth opposite its name set forth below:

[SPECIFIC CUSTOMERS AND LIMITS INTENTIONALLY OMITTED]

and (ii) with respect to any other Designated CNB Customer, such limit as may be approved by the Program Agent in writing, in its sole discretion, from time to time at the request of the Seller; each of which COLB Concentration Limits may be revoked at any time upon notice from the Program Agent to the Seller; it being understood that the “COLB Concentration Limit” for any Designated CNB Customer neither set forth above nor for which the Program Agent has given specific approval in writing shall be [AMOUNT INTENTIONALLY OMITTED].

SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions precedent shall be satisfied:

(a) the Program Agent shall have received (i) five (5) counterparts of this Amendment executed by each of the parties hereto, and (ii) five (5) counterparts of an amendment to the Asset Purchase Agreement to which Colonial is a party, in form and substance acceptable to the Program Agent;

(b) each of the representations and warranties made by the Seller and Colonial Bank in Section 4 below are true and correct; and

(c) no Event of Termination or Incipient Event of Termination shall have occurred and be continuing.

SECTION 3. Covenants, Representations and Warranties of the Seller and Colonial Bank.

(a) Upon the effectiveness of this Amendment, the Seller and Colonial Bank each hereby (i) represents and warrants that all of its respective representations and warranties set forth in the Purchase Agreement (as amended hereby) and each other Transaction Document to which it is a party are true and correct as if made on the Effective Date, except to the extent that such representations and warranties expressly speak only as of a different date, and (ii) reaffirms all covenants made by it in the Purchase Agreement and each of the other Transaction Documents to which it is a party and agrees that all such covenants shall be deemed to have been re-made as of the Effective Date.

(b) Each of the Seller and Colonial Bank hereby represents and warrants, as to itself, that (i) the execution, delivery and performance of this Amendment are within its company power and have been duly authorized by all necessary action on its part to be taken, (ii) this Amendment has been duly executed and delivered by it, and (iii) this Amendment and the Purchase Agreement as amended hereby each constitutes the legal, valid and binding obligations of it, and are enforceable against it in accordance with their respective terms.

(c) Each of the Seller and Colonial Bank hereby represents and warrants that, both before and immediately after giving effect to this Amendment, no Event of Termination or Incipient Event of Termination shall exist.

SECTION 4. Reference to and Effect on the Purchase Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

(b) The Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed, as so amended.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any of the Investors or the Program Agent under the Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Execution in Counterparts; Headings. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized as of the date first above written.

SELLER:	MWL FUNDING, INC.

By:
Name:
Title:

ORIGINATOR, SERVICER AND FACILITY CUSTODIAN:	COLONIAL BANK, N.A.

By
Name:
Title:

CONDUIT PURCHASERS:	CAFCO, LLC

	By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CHARTA, LLC

By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

Signature Page to

Amendment No. 4 to

Warehouse Loan Purchase Agreement

CRC FUNDING, LLC

By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

CIESCO, LLC

By:	Citicorp North America, Inc., its Attorney-in-Fact

By:
Name:
Title:

Address:	450 Mamaroneck Avenue Harrison, N.Y. 10528 Attention: Global Securitization Facsimile No.: (914) 899-7890

COMMITTED PURCHASER:	CITIBANK, N.A.

By:
Title:

PROGRAM AGENT AND GROUP AGENT:	CITICORP NORTH AMERICA, INC., as Program Agent and Group Agent

By:
Vice President

Signature Page to

Amendment No. 4 to

Warehouse Loan Purchase Agreement